UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2023

M3-BRIGADE ACQUISITION III CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40946	86-3185502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Broadway, 19th Floor
New York, New York 10019
(Address of principal executive offices, including zip code)

(212) 202-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

●	Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable public warrant	MBSC.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	MBSC	New York Stock Exchange
Public warrants, each whole public warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	MBSC WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on December 14, 2022, M3-Brigade Acquisition III Corp. (“MBSC”) entered into a Business Combination Agreement (as amended on April 21, 2023, June 15, 2023 and September 5, 2023, the “Business Combination Agreement”, and the transactions contemplated thereby, the “Business Combination”) with Greenfire Resources Ltd., an Alberta corporation (“PubCo”), DE Greenfire Merger Sub Inc., a Delaware corporation and a direct, wholly-owned subsidiary of PubCo, 2476276 Alberta ULC, an Alberta unlimited liability corporation and a direct, wholly-owned subsidiary of PubCo, and Greenfire Resources Inc., an Alberta corporation (“Greenfire”).

On September 20, 2023, the Business Combination was consummated in accordance with the terms of the Business Combination Agreement. As a result of the Business Combination, MBSC became a wholly-owned subsidiary of PubCo.

Capitalized terms used but not otherwise defined in this Current Report on Form 8-K have the meaning set forth in the Business Combination Agreement. The description of the Business Combination Agreement and related transactions (including, without limitation, the Business Combination) in this Current Report on Form 8-K does not purport to be complete and is subject, and qualified in its entirety by reference to, the full text of the Business Combination Agreement, which is attached as Annex A to the definitive proxy statement on Schedule 14A filed by MBSC with the U.S. Securities and Exchange Commission (the “SEC”) on August 14, 2023 (the “Definitive Proxy Statement”) and Amendment No. 3 thereto is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by MBSC with the SEC on September 5, 2023.

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, on September 11, 2023, holders of public warrants to purchase shares of MBSC’s Class A common stock, par value $0.0001 per share (“MBSC Class A Common Stock,” and such warrants, “MBSC Public Warrants”) approved an amendment to that certain Public Warrant Agreement, dated October 21, 2021, between MBSC and Continental Stock Transfer and Trust Company (“Continental”), as warrant agent (the “Public Warrant Agreement”), substantially in the form attached as Annex M to the Definitive Proxy Statement (the “Public Warrant Amendment”). On September 20, 2023, in connection with the closing of the Business Combination, MBSC and Continental entered into the Public Warrant Amendment, pursuant to which on September 20, 2023 all MBSC Public Warrants were exchanged for $0.50 per MBSC Public Warrant.

Item 2.01. Completion of Acquisition or Disposition of Assets

The information set forth under the “Introductory Note” is incorporated by reference herein.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing; Material Modification to Rights of Security Holders

In connection with the Business Combination, on September 20, 2023, MBSC notified the New York Stock Exchange (“NYSE”) of the consummation of the Business Combination and requested that NYSE (i) suspend trading of MBSC Class A Common Stock, MBSC Public Warrants and MBSC units comprising one share of MBSC Class A Common Stock and one MBSC Public Warrant, effective September 20, 2023 and (ii) file with the SEC a Form 25 (the “Form 25”) to delist the MBSC Securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On September 21, 2023, NYSE filed the Form 25. On or about October 2, 2023, MBSC intends to file a certification on Form 15 with the SEC to deregister the MBSC Securities and suspend MBSC’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 5.01. Changes in Control of Registrant

As of the time of the Merger and as a result of the Business Combination, a change in control of MBSC occurred and MBSC became a wholly-owned subsidiary of PubCo.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with consummation of the Business Combination, the following officers of MBSC ceased to hold their respective positions: Chris Chaice ceased to be Executive Vice President; William Gallagher ceased to be Executive Vice President; Charles Garner ceased to be Executive Vice President and Secretary; Christopher Good ceased to be Chief Financial Officer; and Matthew Perkal ceased to be Chief Executive Officer; and the following individuals also ceased to be directors of MBSC: Frederick Arnold; Alan Carr; Benjamin Fader Rattner; Mohsin Y. Meghji; Scott Malpass; William Transier; and Steven Vincent. Matthew Perkal became a director of PubCo immediately following the Business Combination.

Item 8.01. Other Events

On September 20, 2023, MBSC and Greenfire jointly issued a press release announcing the closing of the Business Combination, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain certain forward-looking statements within the meaning of the federal securities laws with respect to the transaction between PubCo, MBSC, Greenfire and the other parties thereto. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of MBSC’s annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023, MBSC’s quarterly report on Form 10-Q for the quarter ended March 31, 2023 filed with the SEC on June 2, 2023, MBSC’s quarterly report on Form 10-Q for the quarter ended June 30, 2023 filed with the SEC on August 18, 2023, and the Definitive Proxy Statement, including those under “Risk Factors” therein, and other documents filed by MBSC or PubCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and PubCo, MBSC and Greenfire assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither PubCo, MBSC nor Greenfire gives any assurance that either PubCo or Greenfire will achieve its expectations.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Amendment No. 1 to Public Warrant Agreement, dated September 20, 2023, by and between M3-Brigade Acquisition III Corp. and Continental Stock Transfer & Trust Company
99.1	Press Release, dated September 20, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2023	M3-BRIGADE ACQUISITION III CORP.

	By:	/s/ Robert Logan
	Name:	Robert Logan
	Title:	Chief Executive Officer